Exhibit 99.1

Faraday Future Announces Plans for a Reverse Stock Split to Facilitate a Broader Range of Financing Opportunities, Updates Timing of Phase 2 Deliveries and Files a Form S-3 for Shelf Financing

Los Angeles, CA (June 16, 2023) - Faraday Future Intelligent Electric Inc. (Nasdaq: FFIE) (“FF”, “Faraday Future”, or “Company”), a California-based global shared intelligent electric mobility ecosystem company, today announced that its Board of Directors (the “Board”) has approved a proposal, to be submitted to stockholders for approval at a special meeting of stockholders, to authorize the Board to effect a reverse stock split of the Company’s common stock ( “Common Stock”). The reverse stock split proposal includes a proposed range between 1-for-2 and 1-for-90 shares of outstanding Common Stock. The final ratio will be determined by the Board after stockholder approval. The time, date, location and other details regarding the special meeting will be communicated to stockholders at a later date via proxy materials which will be filed with, and subject to review by, the U.S. Securities and Exchange Commission (the “SEC”). The reverse stock split would not affect any stockholder’s percentage ownership interests or proportionate voting power, except to the extent that it results in a stockholder receiving an additional whole share in lieu of a fractional share. In addition, the reverse stock split would not reduce the total number of shares of Common Stock that the Company is authorized to issue.

The Company also announced that due to a supplier’s timing constraints and the completion timing of an additional system testing related to the Company’s enhanced safety testing of a single unique product feature of the FF 91 2.0 Futurist Alliance, the Company is updating the timing of its previously announced FF 91 2.0 Futurist Alliance Phase 2 delivery from the end of the second quarter 2023 to August 2023. The Company’s enhanced safety testing is unrelated to what is required by the FMVSS requirements. While the Company continues its efforts to improve its supply chain and further perform system testing, the Company will continue to expand its co-creation efforts with its Phase 1 Futurist Product Officers (“FPOs”) for continuously improving its product and technology power.  The three-phase delivery plan is aimed at continuously implementing the Company’s core philosophy and corporate vision of co-creation and co-sharing.

The Company believes a reverse stock split is a strategic decision that comes at a crucial phase of development, as the Company continues to begin to ramp up production and solidify its positioning in the market. The Company believes a reverse stock split would also benefit stockholders, because the reverse stock split is designed to facilitate a broader range of investment opportunities, including from potential strategic and/or institutional investors, and enhance the marketability of the Company’s stock. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin.

“We approached the decision for a reverse stock split with utmost diligence. As we transition to this next stage in our corporate lifecycle, we believe that this action will enhance our stock’s marketability, thereby making it more appealing to a wider range of institutional investors as these investors generally have a minimum share price consideration when evaluation investments,” said Xuefeng Chen, CEO of Faraday Future. “We believe the resulting rounds of investment opportunities will help the long-term strategic goal of the Company, including additional production scaling, further improve the sales and service system, the global business development, as well as improving general day-to-day operating cash flow.”

The reverse stock split is also intended to increase the market price of the Class A Common Stock in order to mitigate the risk of the Class A Common Stock being delisted from The Nasdaq Capital Market. Nasdaq has several continued listing criteria that companies must satisfy in order to remain listed on the exchange. Nasdaq Listing Rule 5450(a)(1) requires that the Company maintain a closing bid price that is greater than or equal to $1.00 per share. Companies are considered out of compliance with this requirement if the closing bid price is below $1.00 per share for 30 consecutive days. Per Nasdaq rules, to regain compliance, the bid price for the Common Stock must close at $1.00 per share or more for a minimum of 10 consecutive business days during the compliance period ending October 30, 2023.

The Company filed a preliminary proxy statement regarding the reverse stock split proposal, as well as additional proposals, with the SEC as required by the SEC rules. The reverse stock split proposal requires the affirmative vote of a majority of the voting power of the outstanding shares of Common Stock and one share of Series A Preferred Stock of the Company. The Series A Preferred Stock was issued to the Company’s Global CEO. It is only permitted to vote on the reverse stock split proposal and may only vote in the same proportion as the votes cast by shares of Common Stock. Such preferred stock will be redeemed automatically immediately following stockholder approval of the reverse stock split proposal or at any time a redemption is ordered by the Board, in its full discretion, whichever is earlier. Stockholders may obtain a free copy of the preliminary proxy statement and other documents that the Company files with the SEC at the SEC’s website at www.sec.gov. The Company will file with the SEC and distribute to its stockholders a definitive proxy statement regarding the special meeting, the reverse stock split proposal, and the additional proposals. The Company will issue another press release when the definitive proxy statement is filed.

The reverse stock split is subject to market and other customary conditions, including stockholder approval. However, there are no assurances that the reverse stock split will be completed, that it will result in an increased per share price or achieve its other intended effects. The Board reserves the right to elect not to proceed with the reverse stock split if it determines that implementing a reverse split is no longer in the best interests of the Company and its stockholders.

The Company also concurrently filed an S-3 shelf registration with the SEC. When declared effective by the SEC, the Company may from time-to-time issue Class A Common Stock and/or warrants, up to an aggregate amount of $300 million in one or more offerings. This standard shelf registration creates the needed availability for the company to raise additional capital through Class A common share and/or warrant issuances to both institutional and retail investors as it looks to raise additional financing to support production ramp. Though filed today, the Company does not expect to use the shelf financing until a later date and will carefully consider all market impacts when considering the shelf draw down.

The registration statement has been filed with the SEC but has not yet become effective. These securities may not be sold nor may offers to buy be accepted under the Form S-3 registration statement prior to the time the Form S-3 registration statement becomes effective.

Users can preorder an FF 91 vehicle via the FF Intelligent App or through our website (English): https://www.ff.com/us/preorder/

or (Chinese): https://www.ff.com/cn/preorder/

Download the new FF Intelligent App: http://appdownload.ff.com

ABOUT FARADAY FUTURE

Faraday Future is the pioneer of the Ultimate TechLuxury ultra spire market in the intelligent EV era, and the disruptor of the traditional ultra-luxury car civilization epitomized by Ferrari and Maybach. FF is not just an EV company, but also a software-driven intelligent internet company. Ultimately FF aims to become a User Company by offering a shared intelligent mobility ecosystem.

FORWARD LOOKING STATEMENTS

This press release includes “forward looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding the reverse stock split, intention to hold a special meeting, the Company’s compliance with listing requirements of Nasdaq, the Company’s planned financings, plans and expectations with respect to the registration statement on Form S-3 and any potential future offering or capital raises. Forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include whether the Company’s Amended and Restated Shareholder Agreement with FF Top Holding LLC complies with Nasdaq listing requirements, including Nasdaq Listing Rule 5640 regarding voting rights, the possibility that stockholder approval for the reverse stock split will not be obtained; the possibility that factors unrelated to the reverse stock split may impact the per share trading price of the Company’s common stock; the market performance generally of the Company’s common stock; the Company’s ability to regain compliance with, and thereafter continue to comply with, the Nasdaq listing requirements; the Company’s ability to satisfy the conditions precedent and close on the various financings disclosed by the Company and any future financings, the failure of any of which could result in the Company seeking protection under the Bankruptcy Code; the Company’s ability to amend its certificate of incorporation to permit sufficient authorized shares to be issued in connection with the Company’s existing and contemplated financings; whether the Company and the City of Huanggang could agree on definitive documents to effectuate the Cooperation Framework Agreement; the Company’s ability to remain in compliance with its public filing requirements under the Securities Exchange Act of 1934, as amended, and Nasdaq listing requirements and to continue to be listed on Nasdaq (including following the execution of the Shareholder Agreement); the outcome of the SEC investigation relating to the matters that were the subject of the Special Committee investigation and other litigation involving the Company; the Company’s ability to execute on its plans to develop and market its vehicles and the timing of these development programs (including timely receipt of parts and satisfactory safety testing); the Company’s estimates of the size of the markets for its vehicles and cost to bring those vehicles to market; the rate and degree of market acceptance of the Company’s vehicles; the success of other competing manufacturers; the performance and security of the Company’s vehicles; potential litigation involving the Company; the result of future financing efforts and general economic and market conditions impacting demand for the Company’s products; potential cost, headcount and salary reduction actions may not be sufficient or may not achieve their expected results; and the ability of the Company to attract and retain employees. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s Form 10-Q filed with the SEC on May 10, 2023, the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the SEC on March 9, 2023, and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

The effect of a reverse stock split on the per share trading price of the Company’s common stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies is varied, particularly since some investors may view a reverse stock split negatively. It is possible that the per share trading price of the Company’s common stock after a reverse stock split would not increase in the same proportion as the reduction in the number of the Company’s outstanding shares of common stock following the reverse stock split or at all, and a reverse stock split may not result in a per share trading price that would attract investors who do not trade in lower priced stocks. The Company cannot assure you that, if a reverse stock split is implemented, its common stock will be more attractive to investors. If the Company implements a reverse stock split, the per share trading price of its common stock may decrease due to factors unrelated to the reverse stock split, including its future performance. If a reverse stock split is consummated and the per share trading price of the Company’s common stock declines, the percentage decline as an absolute number and as a percentage of the Company’s overall market capitalization may be greater than would occur in the absence of a reverse stock split.

A reverse stock split may decrease the liquidity of the Company’s common stock and result in higher transaction costs. The liquidity of the Company’s common stock may be negatively impacted by a reverse stock split, given the reduced number of shares that would be outstanding after the reverse stock split, particularly if the per share trading price does not increase as a result of the reverse stock split. In addition, if a reverse stock split is implemented, it will increase the number of the Company’s stockholders who own “odd lots” of fewer than 100 shares of common stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in connection with the proposal to be submitted to FF stockholders at its special meeting seeking approval to authorize a reverse split. In connection with the reverse stock split, the Company has filed a proxy statement to be distributed to holders of the Company’s common stock in connection with the Company’s solicitation of proxies for the vote by the Company’s stockholders with respect to the proposed reverse stock split and other matters as described therein. After a definitive proxy statement has been filed, the Company will mail the definitive proxy statement, when available, to its stockholders. The proxy statement includes information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies in connection with the proposed reverse stock split. The Company will also file other documents regarding the proposed reverse stock split with the SEC. Before making any voting decision, investors and security holders of the Company are urged to read the proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed reverse stock split as they become available because they will contain important information about the proposed reverse stock split.

Investors and security holders can obtain free copies of the proxy statement and all other relevant documents the Company has filed or will file with the SEC through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by the Company may be obtained free of charge from the Company’s website at https://www.ff.com/or by written request to Faraday Future Intelligent Electric at 18455 S. Figueroa Street, Gardena, California 90248.

Participants in the Solicitation

FF and its Board of Directors and executive officers may be deemed to be participants in the solicitation of proxies from FF’s stockholders in connection with the proposed reverse stock split and other matters as described in the proxy statement. Information about the directors and executive officers of FF is set forth in FF’s proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on March 17, 2023. Investors may obtain additional information regarding the interest of FF and its directors and executive officers in the reverse stock split proposal by reading the preliminary proxy statement and, when it becomes available, the definitive proxy statement relating to the special meeting. You may obtain free copies of these documents as described in the preceding paragraph.

Certain representatives of FF Top and of its indirect parent entity FF Global, including, without limitation, Jerry Wang, Weiwei Zhao and Wenyi Yan (collectively, the “FF Top Representatives”), are additional participants in the solicitation of proxies in connection with the proposed reverse stock split and other matters as described in the proxy statement. Information regarding the direct and indirect interests in the Company, by security holdings or otherwise, of FF Global, FF Top and the FF Top Representatives is included in this proxy statement; the post-effective amendment to registration statement on Form S-1, filed with the SEC on March 31, 2023; Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 9, 2023 and Proxy Statement for the Company’s 2023 Annual Meeting of Stockholders filed with the SEC on March 17, 2023; and in the Current Reports on Form 8-K filed with the SEC from time to time. Changes to the director or indirect ownership of FF Top and FF Global are set forth in SEC filings on Schedule 13D/A.

No Offer or Solicitation

This communication shall not constitute a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed reverse stock split. This communication shall also not constitute an offer to sell or a solicitation of an offer to buy any securities of FF, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Investors (English): ir@faradayfuture.com

Investors (Chinese): cn-ir@faradayfuture.com

Media: john.schilling@ff.com

###

4